UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2005

LARGE SCALE BIOLOGY CORPORATION
 (Exact name of Registrant as specified in its charter)

Delaware	000-31275	77-0154648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Vaca Valley Parkway, Vacaville, California 95688
 (Address of principal executive offices and zip code)

(707) 446-5501
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

     On June 29, 2005, the Registrant entered into an Amended and Restated Rights Agreement (“Rights Agreement”) with American Stock Transfer and Trust Company (“AST”) that amended and restated the rights agreement dated April 27, 2001 between the Registrant and Equiserve Trust Company, NA (“Equiserve”).  This agreement appoints AST as the rights agent in place of Equiserve, which previously served as rights agent, and in connection therewith lowers the rights agent’s required assets to $10 billion and removes the condition that the rights agent be qualified to do business as a banking institution in California.  In addition, Section 1 of the Rights Agreement was amended and restated clarifying that Technology Persons shall become an acquiring person if Technology Persons shall be the beneficial owner of 22% or more of the Registrant’s then outstanding common stock.  Kevin J. Ryan, the Registrant’s President and Chief Executive Officer and a member of the Registrant’s Board of Directors, is one of the individuals included in Technology Persons.  Technology Persons beneficially owned approximately 22% of the Registrant’s outstanding common stock when the rights agreement was entered into on April 27, 2001.

     The foregoing summary of the Rights Agreement is qualified in its entirety by reference to that certain Rights Agreement, the form of which is attached hereto as Exhibit 4.1.

Item 3.02  Unregistered Sales of Equity Securities

     On March 3, 2005, the Registrant issued a convertible promissory note (“Note”) to Kevin J. Ryan, in return for a loan in the principal amount of Six Hundred Thousand dollars ($600,000).  The Note was converted into 631,579 shares of Common Stock of the Registrant on June 29, 2005 at a conversion price of $.95 per share according to the terms of the Note.

     The Note and converted shares were issued under Section 4(2) of the Securities Act of 1933 in reliance upon the provisions of Regulation D promulgated thereunder and was made without general solicitation or advertising.  Mr. Ryan is an accredited investor and has access to all relevant information to evaluate the investment and represented to us that the shares were being acquired for investment.

Item 3.03  Material Modifications to Rights of Security Holders

     On June 29, 2005, the Registrant entered into an Amended and Restated Rights Agreement (“Rights Agreement”) with American Stock Transfer and Trust Company (“AST”) that amended and restated the rights agreement dated April 27, 2001 between the Registrant and Equiserve Trust Company, NA (“Equiserve”).  A summary of the Rights Agreement is described in Item 1.01 above and is qualified in its entirety by reference to that certain Rights Agreement, the form of which is attached hereto as Exhibit 4.1.

Item 8.01.  Other Events

     On June 30, 2005, the Company issued a press release announcing the conversion of the Note into common stock. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Exhibit Title or Description

4.1	Amended and Restated Rights Agreement dated June 29, 2005 between the Registrant and American Stock Transfer and Trust Company
99.1	Press release dated June 30, 2005

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LARGE SCALE BIOLOGY CORPORATION

Date: July 6, 2005	By:	/s/ MICHAEL D. CENTRON

Michael D. Centron Vice President, Finance and Administration

Exhibit Index

Exhibit Number	Exhibit Title or Description

4.1	Amended and Restated Rights Agreement dated June 29, 2005 between the Registrant and American Stock Transfer and Trust Company
99.1	Press release dated June 30, 2005